Exhibit 10.3
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN REDACTED BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK, “[*]”.

FDP Research Subaward Agreement
			Amendment (Number		9)

Pass-Through Entity (PTE)				Subrecipient

Yale University				Entity Name		Miragen Therapeutics, Inc.

gcat5@yale.edu				Email Address		jleverone@miragenrx.com

[*], MD				Principal Investigator		Rusty Montgomery, MD

Project Title:		Mir-29 mimicry as a therapy for pulmonary fibrosis

PTE Federal Award No:				Federal Awarding Agency:
5UH3HL123886-05 REVISED				National Institutes of Health (NIH)

Subaward Revised Period of Performance:				Amount Funded This Action:		Subaward No:
Start Date:	September 1, 2018	End Date:	Jun 30, 2020	$ [*]		GR1004495 (CON-80001453)

Total Amount of Federal Funds Obligated to Date:				Cost Share		Subject to FFATA:				Automatic Carryover:
	$ [*]			☐ Yes ☒	No	☒	Yes	☐	No	☐ Yes ☒	No

Amendment(s) to Original Terms and Conditions This Amendment revises the above-referenced Research Subaward Agreement as follows:

•    A detailed budget follows and is hereby incorporated into this amendment as Appendix A.Additional funds in the amount of [*] are hereby authorized as follows:

Direct Costs: [*]
Indirect Costs: [*]
Total Costs: [*]

•    If carryover is not automatic (No selected above), the "Total Amount of Federal Funds Obligated to Date" stated above may not reflect the actual balance available. The Subrecipient is responsible for tracking unobligated balances and subsequent carryover approvals from prior budget periods. In the event that funding was not fully expended by the Subrecipient during the prior period, the Subrecipient is not authorized to use funds from any prior periods, unless approval is granted by the PTE.

• A detailed budget follows and is hereby incorporated into this amendment as Appendix A.
For clarity: all amounts stated in this amendment are in United States Dollars.

All other terms and conditions of this Subaward Agreement remain in full force and effect.
By an Authorized Official of PTE:				By an Authorized Official of Subrecipient:
/s/ Lauren Pite			April 6, 2020	/s/ Jason Leverone						April 7, 2020

Name:	Lauren Pite		Date	Name:	Jason Leverone					Date
Title:	Assoc. Director, Office of Sponsored Projects			Title:	CFO

Program Director/Principal Investigator (Last, First, Middle):

DETAILED BUDGET FOR INITIAL BUDGET PERIOD DIRECT COSTS ONLY	FROM 9/1/18	THROUGH 6/30/20
List PERSONNEL (Applicant organization only)
Use Cal, Acad, or Summer to Enter Months Devoted to Project
Enter Dollar Amounts Requested (omit cents) for Salary Requested and Fringe Benefits

NAME	ROLE ON PROJECT	Cal. Mnths	Acad. Mnths	Summer Mnths	INST.BASE SALARY	SALARY REQUESTED	FRINGE BENEFITS	TOTAL
Montgomery, Rusty	PD/PI	1.21			[*]	[*]	[*]	[*]

SUBTOTALS						[*]	[*]
CONSULTANT COSTS
EQUIPMENT (Itemize)
SUPPLIES (Itemize by category) Laboratory Supplies: Compound Synthesis: [*], PK Study: [*], Tissue Distribution Study: [*], Dose Range: [*]
TRAVEL
INPATIENT CARE COSTS
OUTPATIENT CARE COSTS
ALTERATIONS AND RENOVATIONS (Itemize by category)
OTHER EXPENSES (Itemize by category)
CONSORTIUM/CONTRACTUAL COSTS				DIRECT COSTS
SUBTOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD (Item 7a, Face Page)							$
CONSORTIUM/CONTRACTUAL COSTS				FACILITIES AND ADMINISTRATIVE COSTS
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD							$

Program Director/Principal Investigator (Last, First, Middle):

BUDGET FOR ENTIRE PROPOSED PROJECT PERIOD DIRECT COSTS ONLY
BUDGET CATEGORY TOTALS	INITIAL BUDGET PERIOD (from Form Page 4)	2nd ADDITIONAL YEAR OF SUPPORT REQUESTED	3rd ADDITIONAL YEAR OF SUPPORT REQUESTED	4th ADDITIONAL YEAR OF SUPPORT REQUESTED	5th ADDITIONAL YEAR OF SUPPORT REQUESTED
PERSONNEL: Salary and fringe benefits. Applicant organization only.
CONSULTANT COSTS
EQUIPMENT
SUPPLIES
TRAVEL
INPATIENT CARE COSTS
OUTPATIENT CARE COSTS
ALTERATIONS AND RENOVATIONS
OTHER EXPENSES
DIRECT CONSORTIUM/ CONTRACTUAL COSTS
SUBTOTAL DIRECT COSTS (Sum = Item 8a, Face Page)
F&A CONSORTIUM/ CONTRACTUAL COSTS
TOTAL DIRECT COSTS
TOTAL DIRECT COSTS FOR ENTIRE PROPOSED PROJECT PERIOD					[*]
JUSTIFICATION. Follow the budget justification instructions exactly. Use continuation pages as needed.